Defined Asset Funds®
Equity Investor Fund Standard & Poor's Intrinsic Value Portfolio 2001 Series A (A Unit Investment Trust)
• Potential for Capital Appreciation
• Optional Reinvestment of Cash
Sponsors: Merrill Lynch, Pierce, Fenner & Smith Incorporated Morgan Stanley DW Inc.

The Securities and Exchange Commission has not approved or disapproved these Securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated May 7, 2001.

Defined Asset Funds®

Risk/Return Summary

1.
What is the Portfolio's Objective?
•
The Portfolio seeks capital appreciation by investing in a fixed portfolio of approximately equal amounts of 22 common stocks selected from Standard & Poor's Compustat database of over 10,000 common stocks for their potential for growth.

You can participate in the Portfolio by purchasing units. Each unit represents an equal share of the stocks in the Portfolio and receives an equal share of any dividend income.
2.
What is the Portfolio's Investment Strategy?

•
We selected the 22 stocks in the Portfolio through the following screening process.

—
We began with the Standard & Poor's Compustat database of over 10,000 common stocks.

—
As Portfolio Consultant, Standard & Poor's applied its quantitative Model, which is designed to identify stocks that have a strong potential for capital appreciation based on a combination of fundamental and valuation measurements. This approach seeks to determine each stock's intrinsic value, based on current worth and future earnings potential in contrast to traditional, more objective measurements such as book or liquidation value. The Model then identifies stocks whose estimated intrinsic value exceeds their current market price.

—
The Model currently identifies stocks with the following characteristics, among others, as of April 30, 2001:

•  free cash flow exceeding $20 million for the most recent fiscal year for which data are available;

•  net profit margin exceeding 15%;

•  return on equity exceeding 15% for the most recent four quarters and each of the last three fiscal years for which data are available;

•  issuer's growth in market capitalization exceeding growth in retaining earnings over the last five years; and

•  current stock price at a discount to its current value as calculated by Standard & Poor's.

—
Analysts from Merrill Lynch's Defined Asset Funds Research Group then reviewed the identified stocks for market capitalization, liquidity, marketing and other factors, and made a final selection of the Portfolio.

•
The Portfolio plans to hold the stocks in the Portfolio for about one year. At the end of the year, we will liquidate the Portfolio. Defined Asset Funds does not presently anticipate offering any subsequent Portfolios employing the Strategy.
3.
What industries are represented in the Portfolio?

Based upon the principal business of each issuer and current market values, the Portfolio represents the following industries:
		Approximate Portfolio Percentage
•	Medical Products/Services	18%
•	Electronic Components-Semiconductors	14
•	Financial Services	14
•	Communication Products/Services	9
•	Data Processing/Management	9
•	Insurance Products/Services	9
•	Software	9
•	Casino Services	5
•	Instruments-Scientific	5
•	Computers-Memory Devices	4
•	Finance-Auto Loans	4

Defined Portfolio

Equity Investor Fund
Standard & Poor's Intrinsic Value Portfolio 2001 Series A
Defined Asset Funds

Name of Issuer		Ticker Symbol	Percentage of Portfolio (1)	Price Per Share to Portfolio	Cost to Portfolio (2)

1.	Adobe Systems, Inc.	ADBE	4.39%	$41.36	$13,235.20
2.	Altera Corporation*	ALTR	4.55	26.92	13,729.20
3.	AmeriCredit Corporation*	ACF	4.54	47.20	13,688.00
4.	Bristol-Myers Squibb Company	BMY	4.44	55.82	13,396.80
5.	Brown & Brown, Inc.	BRO	4.52	42.60	13,632.00
6.	CSG Systems International, Inc.*	CSGS	4.53	56.95	13,668.00
7.	Dionex Corporation*	DNEX	4.56	30.60	13,770.00
8.	EMC Corporation*	EMC	4.52	41.30	13,629.00
9.	Franklin Resources, Inc.	BEN	4.59	43.25	13,840.00
10.	Gentex Corporation*	GNTX	4.60	27.19	13,866.90
11.	International Game Technology*	IGT	4.56	55.00	13,750.00
12.	Investment Technology Group, Inc.*	ITG	4.64	51.80	13,986.00
13.	Johnson & Johnson	JNJ	4.54	97.76	13,686.40
14.	Lincare Holdings, Inc.*	LNCR	4.55	54.85	13,712.50
15.	Linear Technology Corporation	LLTC	4.60	51.40	13,878.00
16.	Microsoft Corporation*	MSFT	4.46	70.75	13,442.50
17.	T. Rowe Price Group, Inc.	TROW	4.58	35.45	13,825.50
18.	The PMI Group, Inc.	PMI	4.69	64.35	14,157.00
19.	SBC Communications, Inc.	SBC	4.47	42.15	13,488.00
20.	Schering-Plough Corporation	SGP	4.55	38.25	13,770.00
21.	SEI Investments Company	SEIC	4.58	40.66	13,824.40
22.	Tellabs, Inc.*	TLAB	4.54	38.04	13,694.40

			100.00%		$301,669.80

(1)	Based on Cost to Portfolio.
(2)	Valuation by the Trustee made on the basis of closing sale prices at the evaluation time on May 4, 2001, the business day prior to the initial date of deposit. The value of the Securities on any subsequent business day will vary.
*	These securities currently do not pay cash dividends.

The securities were acquired on May 4, 2001 and are represented entirely by contracts to purchase the securities. Either of the Sponsors may have acted as underwriters, managers or co-managers of a public offering of the securities in this Portfolio during the last three years. Affiliates of the Sponsors may serve as specialists in the securities in this Portfolio on one or more stock exchanges and may have a long or short position in any of these securities or options on any of them, and may be on the opposite side of public orders executed on the floor of an exchange where the securities are listed. An officer, director or employee of a Sponsor may be an officer or director of one or more of the issuers of the securities in the Portfolio. A Sponsor may trade for its own account as an odd-lot dealer, market maker, block positioner and/or arbitrageur in any of the securities or in options on them. A Sponsor, its affiliates, directors, elected officers and employee benefits programs may have either a long or short position in any securities or in options on them.

            We do not presently anticipate offering any future funds in this Series.
            Please note, however, that if this prospectus is used as a preliminary prospectus for a future fund, the Portfolio will contain
            different stocks from those described above.

Risk/Return Summary (Continued)

4.
What are the Significant Risks?
You can lose money by investing in the Portfolio. This can happen for various reasons, including:

•
Stock prices can be volatile.

•
Dividend rates on the stocks or share prices may decline during the life of the Portfolio.

•
The Portfolio may continue to purchase or hold the stocks originally selected even though their market value or yield may have changed or the Securities would no longer qualify for the selection if the Model were to be applied on a later date.

•
Current dividend income is not an objective of the Portfolio.

•
The Portfolio does not reflect any investment recommendations of the Sponsors, and any one or more of the stocks in the Portfolio may, from time to time, be subject to sell recommendations from one or both of the Sponsors.

•
We will not seek to resell units that we acquire in the secondary market. This may affect the composition of the Portfolio and could result in an earlier termination of the Portfolio and higher per unit expenses.
5.
Is this Portfolio Appropriate for You?

Yes, if you want capital appreciation. You will benefit from a professionally selected and supervised portfolio whose risk is reduced by investing in equity securities of different issuers in a variety of industries.

The Portfolio is not appropriate for you if you are not comfortable with the Strategy or are seeking to invest in the Strategy for more than one year. It may not be appropriate for you if you are unwilling to take the risk involved with an equity investment or are seeking preservation of capital or current income.

6.
What are the Portfolio's Fees and Expenses?

    Unitholder Fees

As a percentage of amount invested
Creation and Development Fee (.25% of nav, max. of .30% of your initial investment)	.30% max.*
Sales Charges	2.50% max.**

Total Maximum Sales Charges (including creation and development fee)	2.80% max.

*	You will pay less than this amount unless the average net asset value (nav) of the Portfolio on the date of collection is
considerably higher than your initial investment. See below for a table with examples.

**	You will pay less than this amount if you are rolling over an investment, swapping into this fund from other Defined Asset
Funds or unit trusts, purchasing through certain fee-based
accounts or eligible to pay a lower sales charge based on
minimum amounts invested. See page 10 for further details.
Estimated Organization Costs per 1,000 units (deducted from Portfolio assets at the close of the initial offering period) $2.14
Estimated Annual Operating Expenses

This table shows the costs and expenses you may pay, directly or indirectly, when you invest in the Portfolio.
	As a % of Net Assets	Amount Per 1,000 Units
Trustee's Fee	.091%	$0.90
Portfolio Supervision, Bookkeeping and Administrative Fees	.071%	$0.70
Other Operating Expenses	.127%	$1.26

Total	.289%	$2.86

   Example

This example may help you compare the cost of investing in the Portfolio to the cost of investing in other funds.

The example assumes that you invest $10,000 in the Portfolio for the periods indicated and sell all your units at the end of those periods. The example also assumes a 5% return on your investment each year and that the Portfolio's operating expenses stay the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$333	$817	$1,328	$2,729

   Creation and Development Fee

The Creation and Development Fee is a charge of .25% collected at the end of the offering period which is generally 90 days. It compensates the Sponsors for the creation and development of the Portfolio and is computed based on the Portfolio's average daily net asset value through the date of collection.

No portion of the Creation and Development Fee is applied to the payment of costs associated with marketing and distributing the Portfolio.

The Creation and Development Fee may be more or less than .25% of your initial investmentdepending on the average net asset value on the date of collection. In no event, however, will you pay more than .30% of your initial investment.

The following table shows how the Creation and Development Fee as a percentage of your initial investment may vary as average net asset value changes.
If your initial investment was	and average daily net asset value on the date of collection is	your C & D Fee per year as a percentage of your initial investment would be
$1000	$1200	.30%	*
$1000	$1000	.25%
$1000	$ 800.20%

*	This represents the maximum Creation and Development Fee.

   Marketing and Distribution Fees

You will pay an initial sales fee of approximately 1.00%. In addition, ten monthly deferred sales charges of $1.50 per 1,000 units ($15.00 total) will be deducted from the Portfolio's net asset value (June 1, 2001, and thereafter on the first day of every month through March 1, 2002).

The sales fee covers the costs associated with marketing and distributing the Portfolio.
7.
Is the Portfolio Managed?

Unlike a mutual fund, the Portfolio is not managed and stocks are not sold because of market changes. The Sponsors monitor the portfolio and may instruct the Trustee to sell securities under certain limited circumstances. However, given the investment philosophy of the Portfolio, the Sponsors are not likely to do so.
8.
How do I Buy Units?

The minimum investment is $250.

You can buy units from any of the Sponsors and other broker dealers. The Sponsors are listed later in this prospectus. Some banks may offer units for sale through special arrangements with the Sponsors, although certain legal restrictions may apply.
Unit Price per 1,000 Units (as of May 4, 2001)	$999.88
Unit price is based on the net asset value of the Portfolio plus the up-front sales fee. Unit price also includes the estimated organization costs shown on page 4, to which no sales fee has been applied.

The Portfolio stocks are valued by the Trustee on the basis of their closing prices at 4:00 p.m. Eastern time every business day. Unit price changes every day with changes in the prices of the stocks.

9.
How do I Sell Units?

You may sell your units at any time to any Sponsor or the Trustee for the net asset value determined at the close of business on the date of sale, less any remaining deferred sales fee and the costs of liquidating securities to meet the redemption.
10.
How are Distributions Made and Taxed?

The Fund currently plans to pay distributions of any dividend income, net of expenses, on the 25th of October, 2001 and March, 2002, if you own units on the 10th of those months. However, if a distribution would be less than $1.00 per 1,000 units, the income will be distributed on the next scheduled distribution date or at termination. For tax purposes, you will be considered to have received all the dividends paid on your pro rata portion of each security in the Portfolio when those dividends are received by the Portfolio regardless of whether you reinvest your dividends in the Portfolio and regardless of the fact that a portion of the dividend payments may be used to pay expenses of the Portfolio. If you are a corporate investor, you may be eligible for the dividends-received deduction with respect to dividends paid on the Securities in the Portfolio if you satisfy the applicable holding period and other requirements. Foreign investors' shares of dividends paid on the Securities in the Portfolio will generally be subject to withholding taxes.
11.
What Other Services are Available?

Reinvestment

You may choose to reinvest your distributions into additional units of the Portfolio. Unless you choose reinvestment, you will receive your distributions in cash.

What You Can Expect From Your Investment

Income

There are two distribution dates scheduled for this Portfolio. However, if a distribution would be less than $1.00 per 1,000 units, the income will be distributed on the next scheduled distribution date or at termination.

There can be no assurance that any dividends will be declared or paid.

Records and Reports

You will receive:

•
a notice from the Trustee if new equity securities are deposited in exchange or substitution for equity securities originally deposited;
•
a final report on Portfolio activity; and
•
annual tax information. This will also be sent to the IRS. You must report the amount of income received during the year. Please contact your tax advisor in this regard.

You may request audited financial statements of the Portfolio from the Trustee.

You may inspect records of Portfolio transactions at the Trustee's office during regular business hours.

The Risks You Face

Litigation and Legislation Risks

We do not know of any pending litigation that might have a material adverse effect upon the Portfolio.

Future tax legislation could affect the value of the Portfolio by:

  •
  reducing the dividends-received deduction or
  •
  increasing the corporate tax rate resulting in less money available for dividend payments.

Selling Units

You can sell your units at any time for a price based on their net asset value. Your net asset value is calculated each business day by:

  •
  adding the value of the Portfolio Securities, cash and any other Portfolio assets;
  •
  subtracting accrued but unpaid Portfolio expenses, unreimbursed Trustee advances, cash held to buy back units or for distribution to investors, and any other Portfolio liabilities; and
  •
  dividing the result by the number of outstanding units.

Your net asset value when you sell may be more or less than your cost because of sales fees, market movements and changes in the Portfolio.

As of the close of the initial offering period, the price you receive will be reduced to pay the Portfolio's estimated organization costs.

If you sell your units before the final deferred sales fee installment, the amount of any remaining payments will be deducted from your proceeds.

Sponsors' Secondary Market

While we are not obligated to do so, we will buy back units at net asset value less any remaining deferred sales fee and the cost of liquidating Securities to meet the redemption. We may discontinue buying back units without prior notice for any business reason. We will not resell the units.

Selling Units to the Trustee

Regardless of whether we maintain a secondary market, you can sell your units to the Trustee at any time by contacting your broker, dealer or financial institution that holds your units in street name. Sometimes, additional documents are needed such as a trust document, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

Within seven days after your request and the necessary documents are received, the Trustee will mail a check to you. Contact the Trustee for additional information.

As long as we are maintaining a secondary market, the Trustee will sell your units to us at a price based on net asset value. If there is no secondary market, the Trustee may sell your units in the over-the-counter market if it believes it can obtain a higher price. In that case, you will receive the net proceeds of the sale.

If the Portfolio does not have cash available to pay you for the units you are selling, the agent for the Sponsors will select securities to be sold. These sales could be made at times when the securities would not otherwise be sold and may result in your receiving less than you paid for your unit and also reduce the size and diversity of the Portfolio.

If you sell units with a value of at least $250,000, you may choose to receive your distribution "in kind." If you so choose, you will receive securities and cash with a total value equal to the price of your units. The Trustee will try to distribute securities in the portfolio pro rata, but it reserves the right to distribute only one or a few securities. The Trustee will act as your agent in an in-kind distribution and will either hold the securities for your account or transfer them as you instruct. You must pay any transaction costs as well as transfer and ongoing custodial fees on sales of securities distributed in kind.

There could be a delay in paying you for your units:

  •
  if the New York Stock Exchange is closed (other than customary weekend and holiday closings);
  •
  if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making sale or evaluation of the securities not reasonably practicable; and
  •
  for any other period permitted by SEC order.

No Rollover/Exchange Option

Unlike prior Portfolios, Defined Asset Funds does not presently anticipate that it will offer a rollover option when the Portfolio terminates, nor will you be able to exchange your units for units of any other Defined Asset Fund.

How The Fund Works

Pricing

Units are charged a combination of initial and deferred sales fees.

In addition, during the initial offering period, a portion of the price of a unit also consists of securities to pay all or some of the costs of organizing the Portfolio including:

  •
  cost of initial preparation of legal documents;
  •
  federal and state registration fees;
  •
  initial fees and expenses of the Trustee;
  •
  initial audit; and
  •
  legal expenses and other out-of-pocket expenses.

The estimated organization costs will be deducted from the assets of the Portfolio as of the close of the initial offering period.

The deferred sales fee is generally a monthly charge of $1.50 per 1,000 units and is accrued in ten installments. Units redeemed or repurchased prior to the accrual of the final deferred sales fee installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds or deducted in calculating an in-kind distribution, however, this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. The initial sales fee is equal to the aggregate sales fee less the aggregate amount of any remaining installments of the deferred sales fee.

It is anticipated that securities will not be sold to pay the deferred sales fee until after the date of the last installment. Investors will be at risk for market price fluctuations in the securities from the several installment accrual dates to the dates of actual sale of securities to satisfy this liability.

Evaluations

The Trustee values the securities on each business day (i.e., any day other than Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas). If the securities are listed on a national securities exchange or the Nasdaq National Market, evaluations are generally based on closing sales prices on that exchange or that system or, if closing sales prices are not available, at the mean between the closing bid and offer prices.

Income

•
The annual income per unit, after deducting estimated annual Portfolio expenses per unit, will depend primarily upon the amount of dividends declared and paid by the issuers of the securities and changes in the expenses of the Portfolio and, to a lesser degree, upon the level of purchases of additional securities and sales of securities. There is no assurance that dividends on the securities will continue at their current levels or be declared or paid.
•
Each unit receives an equal share of distributions of dividend income net of estimated expenses. Because dividends on the securities are not received at a constant rate throughout the year, any distribution may be more or less than the amount then credited to the income account. The Trustee credits dividends received to an Income Account and other receipts to a Capital Account. The Trustee may establish a reserve account by withdrawing from these accounts amounts it considers appropriate to pay any material liability. These accounts do not bear interest.

Expenses

The Trustee is paid a fee monthly. It also benefits when it holds cash for the Portfolio in non-interest bearing accounts. The Trustee may also receive additional amounts:

  •
  for extraordinary services and costs of indemnifying the Trustee and the Sponsors;
  •
  costs of actions taken to protect the Portfolio and other legal fees and expenses;
  •
  expenses for keeping the Portfolio's registration statement current; and
  •
  Portfolio termination expenses and any governmental charges.

The Sponsors are currently reimbursed up to 70¢ per 1,000 units annually for providing portfolio supervisory, bookkeeping and administrative services and for any other expenses properly chargeable to the Portfolio. While this fee may exceed the amount of these costs and expenses attributable to this Portfolio, the total of these fees for all Series of Defined Asset Funds will not exceed the aggregate amount attributable to all of these Series for any calendar year. Certain of these expenses were previously paid for by the Sponsors.

The Sponsors will receive a Creation and Development Fee of .25% of the Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

Standard & Poor's is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Defined Asset Funds. The Portfolio is not sponsored, managed, sold or promoted by Standard & Poor's.

The Trustee's and Sponsors' fees may be adjusted for inflation without investors' approval.

You will pay an initial sales fee of approximately 1.00% (based on a unit price of $1,000 per 1,000 units), and a deferred sales fee of $15.00 per 1,000 units (an aggregate sales fee of 2.50%, not including the Creation and Development Fee). If you are an employee of one of the Sponsors of Defined Asset Funds, you will pay only the deferred sales fee; the initial sales fee will be waived. If you hold units in certain eligible accounts offered by one of the Sponsors, you will pay no initial or deferred sales fee. If you invest $50,000 or more on a single day in one or more Defined Asset Funds subject to a deferred sales charge, you will receive a reduction in the initial sales fee as indicated below.

If you invest:	Your initial sales fee will be*:	Your deferred sales fee per 1,000 units will be:
Less than $50,000	1.00%	$15.00
$50,000 to $99,999	0.75%	$15.00
$100,000 to $249,999	0.25%	$15.00
$250,000 to $999,999	0.00%	$15.00

*These percentages are based on a unit price of $1,000 per 1,000 units. These percentages will vary as the unit price changes.

If you invest $1,000,000 or more, you will pay an aggregate sales fee of 0.75% (based on a unit price of $1,000 per 1,000 units). You will not pay an initial sales fee, and you will be credited with additional units which will effectively reduce your deferred sales fee.

The deferred sales fees you owe are paid from the Capital Account. Although we may collect the deferred sales charge monthly, to keep Units more fully invested we do not currently plan to pay the deferred sales charge until after the rollover notification date.

The Sponsors will pay advertising and selling expenses at no charge to the Portfolio. If Portfolio expenses exceed initial estimates, the Portfolio will owe the excess. The Trustee has a lien on Portfolio assets to secure reimbursement of Portfolio expenses and may sell securities if cash is not available.

Portfolio Changes

If the Portfolio is buying or selling a stock actively traded on a national securities exchange or certain foreign exchanges, it may buy from or sell to another Defined Asset Fund at the stock's closing sale price (without any brokerage commissions).

Portfolio Termination

The Portfolio will terminate by May 27, 2002. However the Sponsors may extend termination date for a period no longer than 30 days without giving you notice.

When the Portfolio is about to terminate you will receive a notice, and you will be unable to sell your units after that time. We will sell any remaining securities, and you will receive your final distribution in cash.

You will pay your share of the expenses associated with termination, including brokerage costs in selling securities. This may reduce the amount you receive as your final distribution.

No Certificates

All investors are required to hold their Units in uncertificated form and in "street name" by their broker, dealer or financial institution at the Depository Trust Company.

Trust Indenture

The Portfolio is a "unit investment trust" governed by a Trust Indenture, a contract among the Sponsors and the Trustee, which sets forth their duties and obligations and your rights. A copy of the Indenture is available to you on request to the Trustee. The following summarizes certain provisions of the Indenture.

The Sponsors and the Trustee may amend the Indenture without your consent:

  •
  to cure ambiguities;
  •
  to correct or supplement any defective or inconsistent provision;
  •
  to make any amendment required by any governmental agency; or

  •
  to make other changes determined not to be materially adverse to your best interest (as determined by the Sponsors).

Investors holding 51% of the units may amend the Indenture. Every investor must consent to any amendment that changes the 51% requirement. No amendment may reduce your interest in the Portfolio without your written consent.

The Trustee may resign by notifying the Sponsors. The Sponsors may remove the Trustee without your consent if:

  •
  it fails to perform its duties;
  •
  it becomes incapable of acting or bankrupt or its affairs are taken over by public authorities; or
  •
  the Sponsors determine that its replacement is in your best interest.

Investors holding 51% of the units may remove the Trustee. The Trustee may resign or be removed by the Sponsors without the consent of investors. The resignation or removal of the Trustee becomes effective when a successor accepts appointment. The Sponsors will try to appoint a successor promptly; however, if no successor has accepted within 30 days after notice of resignation, the resigning Trustee may petition a court to appoint a successor.

A Sponsor may resign as long as one Sponsor with a net worth of $2 million remains and agrees to the resignation. The remaining Sponsor and the Trustee may appoint a replacement. If there is only one Sponsor and it fails to perform its duties or becomes bankrupt the Trustee may:

  •
  remove it and appoint a replacement Sponsor;
  •
  liquidate the Portfolio; or
  •
  continue to act as Trustee without a Sponsor.

Merrill Lynch, Pierce, Fenner & Smith Incorporated acts as agent for the Sponsors.

The Trust Indenture contains customary provisions limiting the liability of the Trustee and the Sponsors.

Legal Opinion

Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors, has given an opinion that the units are validly issued.

Auditors

Deloitte & Touche LLP, 2 World Financial Center, New York, New York 10281, independent auditors, audited the Statement of Condition included in this prospectus.

Sponsors

The Sponsors are:

Merrill Lynch, Pierce, Fenner & Smith Incorporated (a wholly-owned subsidiary of Merrill Lynch & Co., Inc.) P.O. Box 9051,
Princeton, NJ 08543-9051
Morgan Stanley DW Inc. (a principal operating subsidiary of Morgan Stanley Dean Witter & Co.) Two World Trade Center—59th Floor,
New York, NY 10048

Each Sponsor is a Delaware corporation and it, or its predecessor, has acted as sponsor to many unit investment trusts. As a registered broker-dealer each Sponsor buys and sells securities (including investment company shares) for others (including investment companies) and participates as an underwriter in various selling groups.

Special Dealer

UBS PaineWebber Inc. (an indirect subsidiary of UBS AG and an affiliate of UBS Warburg LLC) 1285 Avenue of the Americas,
New York, NY 10019

Trustee

The Chase Manhattan Bank, Unit Investment Trust Department, 4 New York Plaza—6th Floor, New York, NY 10004, is the Trustee. It is supervised by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

Underwriters' and Sponsors' Profits

Underwriters receive sales charges when they sell units. Any cash made available by you to the Sponsors before the settlement date for those units may be used in the Sponsors' businesses to the extent permitted by federal law and may benefit the Sponsors.

A Sponsor or Underwriter may realize profits or sustain losses on stocks in the Portfolio which were acquired from underwriting syndicates of which it was a member.

The Sponsors will receive a Creation and Development Fee of .25% of Portfolio's average daily net asset value through the date of collection. This fee, which has historically been included in the gross sales fee, compensates the Sponsors for the creation and development of the Portfolio, including determination of the Portfolio's objective and policies and portfolio composition and size, selection of service providers and information services. No portion of the Creation and Development Fee is applied to the payment of distribution expenses or as compensation for sales efforts.

During the initial offering period, the Sponsors may realize profits or sustain losses on units they hold due to fluctuations in the price per unit. The Sponsors experienced a loss of $91.80 on the initial deposit of the securities. Any profit or loss to the Portfolio will be effected by the receipt of applicable sales charges and a gain or loss on subsequent deposits of Securities. In maintaining a secondary market, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy units and the prices at which they resell or redeem them.

Public Distribution

During the initial offering period, units will be distributed to the public by the Sponsors and dealers who are members of the National Association of Securities Dealers, Inc.

Commercial banks and their securities broker subsidiaries that have agreements with the Sponsors may make units available to their customers as their agents. A portion of the sales fee will be retained or remitted to the banks.

Dealers will be entitled to the concession stated below on units sold or redeemed.

Amount Purchased	Dealer Concession as a % of Unit Price
Less than $50,000	2.00%
$50,000 to $99,999	1.80%
$100,000 to $249,999	1.45%
$250,000 to $999,999	1.25%
$1,000,000 and over	0.50%

The Sponsors do not intend to qualify units for sale in any foreign countries. This prospectus does not constitute an offer to sell units in any country where units cannot lawfully be sold.

Prudential Securities Incorporated, which will participate only in rollover sales, will receive a preferred dealer concession of $13.00 per 1,000 units of this Portfolio.

Any dealer who sells an aggregate of $700 million worth of primary market units of Defined Asset Funds unit investment trusts during any calendar year may qualify as a special dealer, and will be entitled to the dealer concession stated below on units purchased during the calendar year immediately following the year in which the dealer qualified as a special dealer. The Sponsors may discontinue offering units with a special dealer concession at any time and without notice.

Amount Purchased	Special Dealer Concession as a percentage of the Unit Price
Less than $50,000	2.475%
$50,000 to $99,999	2.225%
$100,000 to $249,999	1.725%
$250,000 to $999,999	1.475%
$1,000,000 and over	0.725%

Code of Ethics

The Portfolio and the Agent for the Sponsors have each adopted a code of ethics requiring reporting of personal securities transactions by its employees with access to information on Portfolio transactions. Subject to certain conditions, the codes permit employees to invest in Portfolio securities for their own accounts. The codes are designed to prevent fraud, deception and misconduct against the Portfolio and to provide reasonable standards of conduct. These codes are on file with the Commission and you may obtain a copy by contacting the Commission at the address listed on the back cover of this prospectus.

Advertising and Sales Literature

Sales material may discuss developing a long-term financial plan, working with your financial professional; the nature and risks of various investment strategies and Defined Asset Funds that could help you toward your financial goals and the importance of discipline, how securities are selected for these funds, how the funds are created and operated, features such as convenience and costs, and options available for certain types of funds including automatic reinvestment, rollover, exchanges and redemption. It may also summarize some similarities and differences with mutual funds and discuss the philosophy of spending time in the market rather than trying to time the market, including probabilities of negative returns over various holding periods.

Advertising and sales literature may include brief descriptions of the principal businesses of the companies represented in the Portfolio and the research analysis of why they were selected.

Sales literature and articles may state research opinions on the economy, countries and industry sectors and include a list of funds generally appropriate for pursuing these recommendations.

Taxes

The following summary describes some of the important income tax consequences of holding units. It assumes that you are not a dealer, financial institution, insurance company or other investor with special circumstances or subject to special rules. You should consult your own tax adviser about your particular circumstances.

In the opinion of our counsel, under existing law:

General Treatment of the Fund and Your Investment

The Portfolio will not be taxed as a corporation for federal income tax purposes, and you will be considered to own directly your share of each Security in the Portfolio. You will be considered to receive your share of any dividends paid when those dividends are received by the Portfolio. Income from dividends will be taxed at ordinary income rates. If you are a corporate investor, you may be eligible for the dividends-received deduction if you satisfy the applicable holding period and other requirements. You should consult your tax adviser in this regard.

Gain or Loss Upon Disposition

You will generally recognize gain or loss when you dispose of your units for cash (by sale or redemption), when the Trustee disposes of the Securities in the Portfolio. You generally will not recognize gain or loss on an "in-kind" distribution to you of your proportional share of the Portfolio Securities, whether it is in redemption of your units or upon termination of the Portfolio. Your holding period for the distributed Securities will include your holding period in your units.

If your net long-term capital gains exceed your net short-term capital losses, the excess may be subject to tax at a lower rate than ordinary income. Any capital gain or loss from the Portfolio will be long-term if you are considered to have held your investment that produces the gain or loss for more than one year and short-term otherwise. Because the deductibility of capital losses is subject to limitations, you may not be able to deduct all of your capital losses. You should consult your tax adviser in this regard.

Your Tax Basis in the Securities

Your aggregate tax basis in units that you have purchased for cash will be equal to the cost of the units, including the sales fee. Your aggregate tax basis in units that you hold as a result of a rollover from an earlier portfolio will equal your basis in the Securities that were rolled over from the previous portfolio plus the proceeds from the sale of Securities from the portfolio that were not rolled over (other than proceeds that were paid to you). You should not increase your basis in your units by deferred sales charges, organizational expenses, or by the Creation and Development Fee. The tax reporting form and annual statements you receive will be based on the net amounts paid to you, from which these expenses will already have been deducted. Your basis for Securities distributed to you will be the same as the portion of your basis in your units that is attributable to the distributed Securities, and your holding period for the distributed Securities will include your holding period in your units.

Expenses

If you are an individual who itemizes deductions, you may deduct your share of Portfolio expenses (other than deferred sales charges, organization expenses and the Creation and Development Fee), but only to the extent that your share of the expenses, together with your other miscellaneous deductions, exceeds 2% of your adjusted gross income. Your ability to deduct Portfolio expenses will be limited further if your adjusted gross income exceeds a specified amount, currently $132,950 ($66,475 for a married person filing separately).

State and Local Taxes

Under the income tax laws of the State and City of New York, the Portfolio will not be taxed as a corporation, and the income of the Portfolio will be treated as the income of the investors in the same manner as for federal income tax purposes.

Foreign Investors

If you are a foreign investor and you are not engaged in a U.S. trade or business, you generally will be subject to withholding tax at a rate of 30% (or a lower applicable treaty rate) on your share of dividends paid on the Securities in the Portfolio. You should consult your tax adviser about the possible application of federal, state and local, and foreign taxes.

Retirement Plans

You may wish to purchase units for an Individual Retirement Account ("IRAs") or other retirement plan. Generally, capital gains and income received in each of these plans are exempt from federal taxation. All distributions from these types of plans are generally treated as ordinary income but may, in some cases, be eligible for tax-deferred rollover treatment. You should consult your attorney or tax adviser about the specific tax rules relating to these plans. These plans are offered by brokerage firms, including the Sponsors of this Portfolio, and other financial institutions. Fees and charges with respect to such plans may vary.

Supplemental Information

You can receive at no cost supplemental information about the Portfolio by calling the Trustee. The supplemental information includes more detailed risk disclosure and general information about the structure and operation of the Portfolio. The supplemental information is also available from the SEC.

REPORT OF INDEPENDENT AUDITORS

The Sponsors, Trustee and Holders of Equity Investor Fund, Standard & Poor's Intrinsic Value Portfolio 2001 Series A, Defined Asset Funds (the "Portfolio"):

We have audited the accompanying statement of condition and the related defined portfolio included in the prospectus of the Portfolio as of May 7, 2001. This financial statement is the responsibility of the Trustee. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of contracts to purchase securities with the broker and an irrevocable letter of credit deposited with the Trustee for the purchase of securities, as described in the statement of condition. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the financial position of the Portfolio as of May 7, 2001 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, NY
May 7, 2001

Statement of Condition as of May 7, 2001
(Initial Date of Deposit)

Trust Property

Investments—Contracts to purchase Securities(1)	$301,669.80

Total	$301,669.80

Liability and Interest of Holders
Reimbursement of Sponsors for organization expenses(2)	$652.09

Subtotal	652.09

Interest of Holders of 304,716 Units of fractional undivided interest outstanding:(3)
Cost to investors(4)	$304,679.43
Gross underwriting commissions and organization expenses(5)(2)	(3,661.72)

Subtotal	301,017.71

Total	$301,669.80

       (1) Aggregate cost to the Portfolio of the securities listed under Defined Portfolio determined by the Trustee at 4:00 p.m., Eastern time on May 4, 2001. The contracts to purchase securities are collateralized by an irrevocable letter of credit which has been issued by San Paolo Bank, New York Branch, in the amount of $301,761.60 and deposited with the Trustee. The amount of the letter of credit includes $301,669.80 for the purchase of securities.

       (2) A portion of the Unit Price consists of securities in an amount sufficient to pay all or a portion of the costs incurred in establishing the Portfolio. These costs have been estimated at $2.14 per 1,000 Units. A distribution will be made as of the close of the initial offering period to an account maintained by the Trustee from which the organization expense obligation of the investors will be satisfied. If the actual organization costs exceed the estimated aggregate amount shown above, the Sponsors will pay for the excess amount.

       (3) Because the value of securities at the evaluation time on the Initial Date of Deposit may differ from the amounts shown in this statement of condition, the number of Units offered on the Initial Date of Deposit will be adjusted to maintain the $999.88 per 1,000 Units offering price only for that day. The Unit Price on any subsequent business day will vary.

       (4) Aggregate public offering price computed on the basis of the value of the underlying securities at 4:00 p.m., Eastern time on May 4, 2001.

       (5) Assumes the maximum initial sales charge per 1,000 units of 1.00% of the Unit Price. A deferred sales charge of $1.50 per 1,000 Units is payable on June 1, 2001 and thereafter on the 1st day of each month through March 1, 2002. Distributions will be made to an account maintained by the Trustee from which the deferred sales charge obligation of the investors to the Sponsors will be satisfied. If units are redeemed prior to March 1, 2002, the remaining portion of the distribution applicable to such units will be transferred to such account on the redemption date.

Defined Asset Funds®
Have questions ? Request the most recent free Information Supplement that gives more details about the Fund, by calling: The Chase Manhattan Bank 1-800-323-1508

Equity Investor Fund
Standard & Poor's Intrinsic Value
Portfolio 2001 Series A
(A Unit Investment Trust)

This Prospectus does not contain complete information about the investment company filed with the Securities and Exchange Commission in Washington, D.C. under the:
  • Securities Act of 1933 (file no. 333-57276) and
  • Investment Company Act of 1940 (file no. 811-3044).
 To obtain copies at prescribed rates—
Write: Public Reference Section of the Commission
  450 Fifth Street, N.W., Washington, D.C. 20549-6009
 Call: 1-800-SEC-0330.
 Visit: http://www.sec.gov.

No person is authorized to give any information or representations about this Fund not contained in this Prospectus or the Information Supplement, and you should not rely on any other information.

When units of this Fund are no longer available, this Prospectus may be used as a preliminary prospectus for a future series, but some of the information in this Prospectus will be changed for that series.
Units of any future series may not be sold nor may offers to buy be accepted until that series has become effective with the Securities and Exchange Commission. No units can be sold in any State where a sale would be illegal.
100941RR—05/01